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                                                                Exhibit 10.13(b)

                               FIRST AMENDMENT TO
                          FINANCIAL SERVICES AGREEMENT


     This First Amendment to Financial Services Agreement ("First Amendment") is made and entered into as of this 7th day of March, 1996 by and between Einstein Bros. Bagels, Inc., a Delaware corporation, formerly known as Progressive Bagel Concepts, Inc. (the "Company") and Boston Chicken, Inc., a Delaware corporation ("Boston Chicken").

                                    RECITALS
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     A. The Company and Boston Chicken are parties to a Financial Services
Agreement dated as of March 24, 1995 (the "Services Agreement").

     B. The Company has requested that Boston Chicken amend that certain Secured Loan Agreement dated as of March 24, 1995, as amended, between the Company and Boston Chicken (the "Loan Agreement"), to extend the date on which Boston Chicken shall have the right to convert any portion of the outstanding principal balance of the Loan (as defined in the Loan Agreement) into shares of common stock of the Company or exercise the Option (as defined in the Loan Agreement).

     C. In consideration for Boston Chicken agreeing to amend the Loan Agreement as provided above, the Company agrees to amend certain provisions of the Services Agreement) to provide that the Company shall pay additional service fees to Boston Chicken during Boston Chicken's 1996 fiscal year.

                                    COVENANTS
                                    ---------

     Based upon the above recitals, the parties agree as follows:

     1.1 Amendment. Upon satisfaction by the Company of the conditions set forth in Section 3.1 hereof, the Services Agreement shall be amended as of the date hereof as follows:

     (1) All references in the Services Agreement and all documents delivered in connection therewith to "Progressive Bagel Concepts, Inc." and "PBCI" are deemed references to "Einstein Bros. Bagels, Inc." and "EBBI," respectively.

     (2) Section 2.1 of the Services Agreement is hereby amended by deleting it in its entirety and replacing it to read as follows:

     2.1 In consideration of the Finance Services, EBBI agrees to pay financial services fees of (i) $500,000 for Finance Services rendered by BCI in 1995,


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     payable in four quarterly installments on the last day of each of BCI's
     1995 fiscal quarters, and (ii) $250,000 for Finance Services rendered by BCI in 1996, payable in four quarterly installments on the last day of each of BCI's 1996 fiscal quarters.

     2.1 Effect of Amendment. From and after the effective date hereof, reference in the Services Agreement and all other documents executed pursuant to the Services Agreement (as each of the foregoing is amended hereby or pursuant hereto) to the Services Agreement shall be deemed to be references to the Services Agreement as amended hereby.

     3.1 Effective Date; Conditions. This First Amendment shall not become effective until:

          (1) The Company shall have delivered to Boston Chicken, in form and substance satisfactory to Boston Chicken, resolutions of the board of directors authorizing the execution, delivery and performance by the Company of this First Amendment, and such other resolutions as the Company deems necessary or desirable to consummate the transactions contemplated herein; and

          (2) The Company shall have delivered to Boston Chicken such other documents and instruments as Boston Chicken may reasonably request in connection herewith.

     4.1 Representations. To induce Boston Chicken to enter into this First Amendment, the Company represents to Boston Chicken as of the date hereof that this First Amendment has been duly authorized by all required action on the part of the Company, and this First Amendment has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms.

     5.1 Definitions; Ratification. Any term used but not defined herein or in the exhibits hereto shall have the meaning ascribed thereto in the Services Agreement. Except as expressly contemplated herein, the Services Agreement and all related certificates and other documents, are hereby ratified and confirmed and shall remain in full force and effect.

     6.1 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

     7.1 Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but each of which together shall constitute but one and the same instrument.


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     8.1 Headings. The headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to constitute a part of this First Amendment.


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          IN WITNESS WHEREOF, the parties have executed this First Amendment to be effective on the date provided herein.

BOSTON CHICKEN, INC.            EINSTEIN BROS. BAGELS, INC.



By:  /s/ Donald J. Bingle       By:  /s/ Joel Alam
     --------------------            -----------------------

Title:  Vice President          Title: Vice President
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